                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               December 14, 2000

                               -----------------

                           OXIS INTERNATIONAL, INC.
              (Exact name of Registrant as specified in charter)

       Delaware                        0-8092                     94-1620407
(State or other jurisdiction     (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)

           6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217
        (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code:  (503) 283-3911

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     The common stock, $0.001 par value (the "Common Stock"), of OXIS International, Inc. (the "Company") is currently listed on the Nasdaq National Market System.

     Nasdaq notified the Company on December 14, 2000 that because the minimum bid price of the Common Stock has remained under $1.00 for 30 consecutive trading days, the Common Stock does not currently meet Nasdaq's requirements for continued listing on the Nasdaq National Market System. Consequently, if the bid price of the Common Stock is not at least $1.00 for a minimum of ten consecutive trading days before March 14, 2001, the Common Stock will become the subject of a delisting notification from the Nasdaq National Market System. If the Company's stock does not then satisfy the Nasdaq listing requirements, the Company may seek review of the Nasdaq decision to de-list its stock. There can be no assurance that the Company's Common Stock will satisfy the requirements for continued listing on the Nasdaq National Market System, or that other alternatives will be available, in which case, the Company's Common Stock would be traded on the over-the-counter market.

     As discussed in the other filings, the Company will need additional financing within the next twelve months. It may be more difficult for the Company to raise additional financing if the Common Stock is delisted from the Nasdaq National Market System, particularly if the Common Stock is reduced to trading on the over-the-counter market. Delisting from the Nasdaq National Market System may also adversely affect the market price and liquidity of the Common Stock and may subject the Common Stock to the "penny stock rules" contained in Section 15(g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. A copy of the letter addressed to the Company dated December 14, 2000 from Nasdaq, including any exhibits thereto, is included as Exhibit 99.1. Such letter is incorporated by reference into this
Item 5.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Letter addressed to the Company dated December 14, 2000 from Nasdaq warning of delisting action.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OXIS INTERNATIONAL, INC.
                                          (Registrant)


     Dated: December 28, 2000             By: /s/ Jon S. Pitcher
                                             ----------------------------------
                                              Jon S. Pitcher
                                              Vice President and Chief Financial
                                              Officer

                                       2
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                                 EXHIBIT INDEX


                                                                                 Page No. in
                                                                            sequentially numbered
Exhibit No.     Description                                                     current report
-----------     -----------                                                     --------------
99.1             Letter addressed to the Company dated December 14, 2000              4
                  from Nasdaq warning of delisting action

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